Exhibit 99.1

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[LOGO]

Presentation at

JP Morgan 32nd Annual Technology Conference

May 4, 2004

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions.  Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements.  Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including:  the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company’s ability to identify, execute or effectively integrate future acquisitions; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s prospectus filed with the SEC on March 16, 2004.  In addition, the statements in this presentation are made as of May 4, 2004.  The Company expects that subsequent events or developments will cause its views to change.  The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to May 4, 2004.

Financial Measures

In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, in this presentation the Company presents EBITDA and adjusted earnings and adjusted earnings per share, which are non-GAAP measures. EBITDA is determined by taking operating income and adding back amortization of intangible assets, depreciation and amortization of property and equipment and stock compensation expense. Adjusted earnings is determined by taking pretax income or loss after equity in net loss of unconsolidated affiliate and adding back certain non-cash items, including amortization of intangible assets, stock compensation expense and the write-off of debt issuance costs, and the result is tax effected at a 38% rate. The Company believes that these non-GAAP measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors because these metrics provide a more focused measure of operating results. These metrics are an integral part of the Company’s internal reporting to measure operations of the Company and the performance of senior management. A reconciliation to comparable GAAP measures is available in this presentation. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies.

Company Overview

Jack McDonnell	Chairman and CEO

TNS Investment Highlights

•                  Gold Standard of Technology in Mission-Critical Transaction Oriented Service Markets

•                  Superior Customer Service Supported by State-of-the-Art, Feature Rich X.25, SS7 and IP Networks

•                  Significant domestic and international growth opportunities

•                  Leadership in Core POS market; Recurring Revenues and Strong Operating Cash Flows

•                  Existing Capacity Allows for Growth with Only Maintenance Capital Expenditure Required

•                  Experienced, Innovative Management Team

TNS Company Overview

•                  Leading provider of connectivity and delivery services in support of mission-critical transaction-oriented applications

•                  Our customers are:

•                  Processors of credit card, debit card and ATM transactions

•                  Financial services providers

•                  Telecommunication services providers

Customers outsource their data communications and services needs to TNS due to our significant industry expertise and ability to deliver cost-effective solutions

TNS Business Segments

Global Provider of Business Critical Data Communication Services

[GRAPHIC]

	Revs	EBITDA(1)
2003	$223 MM	$55 MM
Q1:04	$60 MM	$15 MM

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International Services Division (21.7% of 2003 revenues) (27.7% of Q1 04 revenues)

•                  TNS services in 11 countries around the world

Telecommunications Services Division (14.0% of 2003 revenues) (14.3% of Q1 04 revenues)

•                  Call signaling and database access services

Financial Services Division (9.3% of 2003 revenues) (10.0% of Q1 04 revenues)

•                  Private financial data networks

Point-of-Service Division (55.0% of 2003 revenues) (48.0% of Q1 04 revenues)

•                  Enables communication of transaction data between payment processors and ATM or POS terminals

(1) Operating income plus amortization of intangible assets, depreciation and amortization of property and equipment and stock compensation expense.

History

[CHART]

Point of Service Division

Overview

•                  Leading provider in the U.S. and Canada of outsourced network services to credit card transaction processors

•                  Significant market share in dial-up POS

•                  Customers include 9 of the 10 largest transaction processors in the U.S.

•                  POS transaction volumes have grown from 7.1 million in 1991 to over 7.9 billion transactions in 2003

•                  Fast, secure and reliable services

•                  Markets served: credit/debit and ATM transactions, government (lotteries and electronic benefits transfer), insurance/pharmaceutical, and home satellite providers

•                  Scalable network architecture and technologies

•                  Diverse applications

Sample customers

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Revenue model

•                  Transaction-based recurring revenue model

•                  Multi-year contracts

•                  High degree of revenue visibility

•                  Maintain margins through effective cost management and higher volumes

Industry drivers

•                  Card-based transaction volume growth

•                  Increasing merchant acceptance of credit and debit cards at the point-of-sale

•                  Consumer substitution of more traditional payment forms (checks and cash)

•                  11.1% CAGR from 2002 to 2007(1) in the use of card-based payments

•                  ATM industry trends

•                  Industry dynamics are changing the economics of network connectivity for Individual ATMs

•       Number of ATM terminals has increased at a 16% rate since 1995(2)

•       Average number of transactions per ATM has fallen from 6,580 to 2,509 since 1995(2)

•                  Shift from leased line to dial-up network connectivity

•       Leased line only economical for high-volume ATM merchants

•                  Growing markets – EBT, prepay products, health care and check truncation

(1) The Nilson Report

(2) ATM & Debit News

International Services Division

Overview

•                  Provides TNS services in 11 countries outside the U.S. and Canada

•                  The United Kingdom is the company’s largest international market

•                  Our US developed network technology services are easily customized to the data communications needs of customers in other countries

•                  International POS services enjoy a leading market position

•                  Providing customized transaction network solutions is not a core competency of incumbent telecommunications competitors

•                  TNS has built a customized network in these markets specifically tailored to process payment transactions

•                  Existing relationships with key U.S. payment processors expanding internationally

•                  International FSD services can easily leverage the large customer base TNS has already established in the domestic FSD market

Markets served

[GRAPHIC]

Industry drivers

•                  Growth in international transaction volume (15%(1) in 2002 vs. 10% in the U.S.)

•                  Market for outsourced transaction processing beginning to emerge in countries outside of the U.S.

•                  Growth in prepaid wireless accounts

•                  Growth, automation and globalization of financial markets

•                  Since 2000, the value of electronic transactions on European exchanges has increased from 43.0% to 53.9% of total equity value traded(2)

Sample customers

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(1)  Source: The Nilson Report

(2) Federation of European Stock Exchanges

U.K. Transaction Growth

[CHART]

Financial Services Division

Overview

•                  Secure voice and data services to 400+ customers in the financial services industry

•                  Private, secure, pure IP network

•                  Supports multiple communications protocols, including FIX

•                  Services include:

•                  Secure Trading Extranet

•                  Seamless, real-time electronic trading and access to market content

•                  Trader Voice (VoIP)

•                  Secure, customized Voice over IP communications

•                  Customers include commercial banks, mutual funds, pension funds, broker-dealers, alternative trading systems (ATS), electronic communications networks (ECN) and securities and commodities exchanges

Sample customers

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Revenue model

•                  Fixed monthly fees based on the number of customer connections between customers

Industry drivers

•                  Globalization of financial markets

•                  Standardization of electronic communication protocols, including FIX

•                  Proliferation of FIX protocol(1)

•                  100% of large-sized brokers

•                  77% of medium-sized brokers

•                  43% of small-sized brokers

(1) The Tower Group

Growth in FSD Endpoints and Logical Virtual Connections

[CHART]

Telecommunication Services Division

Overview

•                  TNS operates one of the largest shared SS7 networks in the U.S.

•                  SS7, LEConnect®, and validation services are growing

•                  Additional service offerings include:

•                  SMS messaging services

•                  GSM Roaming

•                  SMS Off Load

•                  WiFi aggregator and managed hotspot provider

[GRAPHIC]

Sample customers

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Revenue model

•                  Fixed monthly fee for call-signaling services

•                  Per-query fees charged for database access and validation services

•                  Multi-year contracts

Industry drivers

•                  Proliferation of competitors in telecom

•                  85 U.S wireless providers

•                  540 U.S. wireline providers

•                  Introduction of new competitive telecom service offerings

•                  New telecom regulation (e.g. wireless number portability)

Growth in Signaling Routes

[CHART]

Our Highly Customized Data Networks

•                  Networks have been designed to address specific data communications applications

•                  Support multiple data protocols

•                  IP (FSD, ISD, POS, TSD)

•                  SS7 (POS, TSD)

•                  X.25 (ISD, POS)

•                  Supports a variety of access methods

•                  Fast, secure, and reliable

•                  Highly scalable

[GRAPHIC]

Our Strategy For Continued Growth

Revenues

Continue to Expand	•	Leverage Existing Relationships
Customer Base	•	International Expansion
	•	Financial Services

Develop New	•	Services to wireless services providers
Service Offerings	•	Emergency Communications Systems

Increase Sales to	•	Greater Volume from Customers
Existing Customers	•	Customers Expanding Abroad
	•	Cross-Sell Full Range of Services

Pursue Strategic	•	Expand Range of Services
Acquisitions	•	Increase Customer Base

Time

Time

Experienced Management Team

Name	Position	Age	Joined	Background

John J. McDonnell, Jr.	Chairman & CEO	66	1990	Founded TNS, PaylinX Corp, Digital Radio Networks

Brian J. Bates	President & COO, Director	43	1990	TNS founding management, PaylinX Corp

Henry H. Graham	EVP, CFO & Treasurer	53	1998	PaylinX Corp, TNS prior to LBO, OmniLink Communications

Michael Q. Keegan	EVP, General Counsel & Secretary	37	2001	Internet Partnership Group; LeBoeuf, Lamb, Greene and MacRae, L.L.P.

John J. McDonnell III	EVP, Corporate Development, Director	38	1993	PaylinX Corp, TNS prior to LBO

Matthew M. Mudd	EVP, Technology	40	1990	TNS Founding Management, Cogent Communications, PaylinX Corp

James J. Mullen	EVP and GM, ISD	60	1998	PaylinX Corp, TNS prior to LBO, StarQuest Software

Mark G. Cole	SVP, Network Operations	37	1992	TNS prior to LBO, U.S. Army, CSC

Larry A. Crompton	SVP and GM, POS	47	1992	TNS prior to LBO, First USA

Edward C. O’Brien	SVP, Corporate Controller	55	1999	PaylinX Corp, TNS prior to LBO, World Dutyfree, Trak Auto

Alan R. Schwartz	SVP and GM, FSD	42	1998	TNS prior to LBO, Datastream International

Barry S. Toser	SVP and GM, TSD	45	2001	TelecomHUB, Paul-Tittle Search Group, GlobalNet International, Sprint, Destia/Viatel, Cable&Wireless Communications, Teleglobe

Scott E. Zeigler	SVP and Chief Systems Officer	45	1992	TNS prior to LBO, Eastern Computers, Inc., Telecom Systems Integrated, Inc.

Financial Overview

Henry Graham	CFO

Financial Highlights

•                  Long track record of consistent revenue and EBITDA growth

•                  Strong operating cash flows / rapidly deleveraging

•                  Recurring nature of revenues / multi-year contracts / contracted minimums

•                  Conservative balance sheet / moderate leverage

Annual Revenue by Division

($ in millions)

[CHART]

Annual EBITDA and Adjusted Net Income

EBITDA(1)

($ in millions)

[CHART]

Adjusted net income(1),(2)

($ in millions)

[CHART]

(1) 2002 estimates are before costs of cancelled initial public offering; 2001 EBITDA is before charge for goodwill impairment recorded by our predecessor.  EBITDA equals operating income plus amortization of intangible assets, depreciation and amortization of property and equipment and stock compensation expense.

(2) Pretax income plus amortization and non-cash stock compensation expense multiplied by tax rate of 38%

Q1:04 Financial Overview

	Q1:04	Q1:03	% Chg
International Services Division	$16.7	$9.2	80.4%
Financial Services Division	6.0	4.8	25.9%
Telecommunications Services Division	8.6	7.1	20.5%
Point of Sale Division	28.9	29.5	(2.0)%
Total Revenue	$60.2	$50.6	18.8%

Gross Profit	$29.5	$22.5	31.2%
Gross margin	49.0%	44.3%	470	BP

Net loss to common stockholders	$(5.1)	$(6.0)	15.5%

Net loss per common share	$(0.34)	$(0.49)	30.6%

Adjusted Earnings(1)	$4.9	$2.2	125.3%

Adjusted Earnings Per Share - diluted(1)	$0.33	$0.18	86.3%

($ in millions except per share amounts)

(1)  Non-GAAP measure

EBITDA Calculation

	Q1:04	Q1:03	% Chg

Operating income (GAAP)	$1,692	$(474)	—
Amortization of intangible assets	8,508	6,286	35.5%
Depreciation and amortization of property and equipment	4,806	4,782	0.5%
Stock compensation expense	76	30	153.3%

EBITDA	$15,082	$10,624	47.6%

($ in thousands)

Adjusted Earnings Calculation

	Q1:04	Q1:03	% Chg

Loss before income taxes and equity in net loss of unconsolidated affiliate (GAAP)	$(2,604)	$(2,778)	-15.5%
Equity in net loss of affiliate	(37)	—	N/A
Amortization of intangible assets	8,508	6,286	35.5%
Other debt-related costs (1)	2,022	—	N/A
Stock compensation expense	76	30	153.3%
Adjusted Earnings Before Taxes	$7,965	$3,538	125.3%

Income tax provision at 38%	$3,027	$1,344	125.3%

Adjusted Earnings	$4,938	$2,194	125.3%

Weighted average shares diluted	14,961,154	12,373,263	20.9%

Adjusted Earnings Per Share	$0.33	$0.18	86.3%

(1) Represents non-cash write-off of debt issuance costs associated with early payoff of term debt.

($ in thousands except share and per share amounts)

Balance Sheet Highlights and Capital Structure

	3/31/04		12/31/03

Cash and cash equivalents	$10.9		$11.1
Accounts receivable	44.4		41.5
Current assets	64.5		60.0
Current ratio	1.15	x	0.77	x

Total assets	$336.2		342.4

Long-term debt	$78.2		$150.4
Preferred stock	—		176.5
Stockholders’ equity (deficit)	$209.7		$(37.5)
Total debt/capitalization	27.2%		52.0%

Total liabilities and stockholders’ equity	$336.2		$342.4

($ in millions)

Outlook

Q2 2004	Q2:04	Q2:03	% Chg
Total Revenue	$60.0-$62.0	$54.1	11-14%

Adjusted Earnings(1)	$5.0-$6.0	$3.3	21-51%

2004	2004	2003	% Chg
Total Revenue	$245.7-$250.2	$223.4	10-12%

($ in millions)

(1)       Pretax income or loss after equity in net loss of unconsolidated affiliate and adding back certain non-cash items including amortization of intangible assets, stock compensation expense and the write-off of debt issuance costs, and the result is tax effected at at 38% rate.

TNS Investment Highlights

•                  Gold Standard of Technology in Mission-Critical Transaction-Oriented Service Markets

•                  Superior Customer Service Supported by State-of-the-Art, Feature Rich X.25, SS7 and IP Networks

•                  Significant domestic and international growth opportunities

•                  Leadership in Core POS market; Recurring Revenues and Strong Operating Cash Flows

•                  Existing Capacity Allows for Growth with Only Maintenance Capital Expenditure Required

•                  Experienced, Innovative Management Team